Exhibit 99.3

MICHAEL FOODS GROUP, INC.—LETTER OF TRANSMITTAL

LETTER OF TRANSMITTAL

OFFER FOR ALL OUTSTANDING

9.750% SENIOR NOTES DUE 2018

IN EXCHANGE FOR

9.750% SENIOR NOTES DUE 2018

WHICH HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933, AS AMENDED

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2011 (THE “EXPIRATION DATE”) UNLESS EXTENDED BY MICHAEL FOODS GROUP, INC.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, National Association

By Registered or Certified Mail:

WELLS FARGO BANK, N.A.

Corporate Trust Operations

MAC N9303-121

P.O. Box 1517

Minneapolis, MN 55480

In Person by Hand Only:

WELLS FARGO BANK, N.A.

12th Floor—Northstar East Building

Corporate Trust Operations

608 Second Avenue South

Minneapolis, MN 55479

By Regular Mail or Overnight Delivery:

WELLS FARGO BANK, N.A.

Corporate Trust Operations

MAC N9303-121

Sixth & Marquette Avenue

Minneapolis, MN 55479

By Facsimile (for Eligible Institutions only):

(612) 667-6282

Attn. Bondholder Communications

For Information or Confirmation by Telephone:

(800) 344-5128, Option 0

Attn. Bondholder Communications

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus dated                     , 2011 (the “Prospectus”) of Michael Foods Group, Inc. (the “Company”) and certain of the Company’s subsidiaries (the “Guarantors”), and this letter of transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $430,000,000 of its 9.750% Senior Notes due 2018 (the “Exchange Notes”) (and the related guarantees), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for its outstanding 9.750% Senior Notes due 2018 (“Restricted Notes”) (and the related guarantees). Both the Restricted Notes and the Exchange Notes are guaranteed on a senior unsecured basis by the Guarantors.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST

YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF RESTRICTED NOTES
Name(s) and Addresses of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented By Restricted Notes*	Principal Amount Tendered**

Total

*       Need not be completed by book-entry holders.

**     Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Restricted Notes. See Instruction 2.

This Letter of Transmittal is to be used if delivery of Restricted Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Restricted Notes.” Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name

Address

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. Any holder who is an “affiliate” of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Restricted Notes from the Company in the initial offering to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act and cannot rely on the interpretation made to third parties by the Staff of the Securities and Exchange Commission (“SEC”) described in paragraph 3 below. In addition, any broker-dealer who purchased Restricted Notes in the initial offering may not use the prospectus contained in the Offer to Purchase to resell any Notes.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Restricted Notes as are being tendered hereby.

2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Restricted Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that the holder of such Restricted Notes is not engaging in, does not intend to engage in and has no arrangement or understanding with any person to engage in, the distribution (within the meaning of the Securities Act) of such Exchange Notes, and that the holder of such Restricted Notes is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company.

3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the SEC that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, such holders are not engaging in and do not intend to engage in the distribution of such Exchange Notes and such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will comply with the registration requirements of the Securities Act, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

4. The undersigned may, if, and only if, it would not receive freely tradable Exchange Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer and such Restricted Notes constitute Registrable Securities, elect to have its Restricted Notes registered in the Shelf Registration described in the Exchange and Registration Rights Agreement, dated as of June 29, 2010, among the Company, the Guarantors and Goldman, Sachs & Co., Banc of America Securities LLC, and Barclays Capital Inc. as representatives of the several purchasers named in Schedule 1 thereto (the “Registration Rights Agreement”) in the form filed as Exhibit 4.2 to the Registration Statement on Form S-4 with respect to the Exchange Notes and the related guarantees. Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given to them in the Registration Rights Agreement. Such election may be made by checking the box under “Special Registration Instructions” below. By making such election, the undersigned agrees, as a holder of Restricted Notes participating in a Shelf Registration, to comply with the Registration Rights Agreement and severally and not jointly (i) to indemnify and hold harmless the Company, the Guarantors and all other Electing Holders of Restricted Notes participating in such Shelf Registration, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other Electing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus or prospectus (including without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder expressly for use therein, and (ii) to reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the undersigned shall not be liable for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder’s Restricted Notes pursuant to the Shelf Registration. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Restricted Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal Rights.” See Instruction 8.

6. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF RESTRICTED NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 2 and 3)

To be completed ONLY if Restricted Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Credit unchanged Restricted Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility

Account Number, if applicable)

SPECIAL REGISTRATION INSTRUCTIONS

(See paragraph 4 above)

To be completed ONLY if (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Restricted Notes in the Shelf Registration described in the Registration Rights Agreement and (iii) the undersigned agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

☐       By checking this box the undersigned hereby (i) represents that it is entitled to have its Restricted Notes registered in a Shelf Registration in accordance with the Registration Rights Agreement, (ii) elects to have its Restricted Notes registered pursuant to the Shelf Registration described in the Registration Rights Agreement and (iii) agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR RESTRICTED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(IN ADDITION, U.S. HOLDERS PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 AND NON-U.S. HOLDERS PLEASE OBTAIN AND COMPLETE AN IRS FORM W-8BEN, AN IRS FORM W-8ECI OR AN IRS FORM W-8IMY, AS APPLICABLE)

X	, 2011

X	, 2011

X	, 2011
Signature(s) of Owner	Date

Area Code and Telephone Number

If a holder is tendering any Restricted Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Restricted Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 2.

Name(s):

Capacity:

Address:

SIGNATURE GUARANTEE

(if required by Instruction 2)

  Signature(s) Guaranteed by an Eligible Institution:

INSTRUCTIONS

1. Delivery of this Letter of Transmittal and Notes.

This Letter is to be completed by holders of Restricted Notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Restricted Notes.” Book-Entry Confirmation with an agent’s message or a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. Restricted Notes tendered hereby must be in minimum denominations or principal amount of $2,000 and integral multiples of $1,000 thereafter.

The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal should be sent to the Company.

See “The Exchange Offer” section in the Prospectus.

2. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Restricted Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Restricted Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Restricted Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Restricted Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Restricted Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Restricted Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each an “Eligible Institution” and collectively, “Eligible Institutions”).

Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (A) the Restricted Notes are tendered (i) by a registered holder of Restricted Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Restricted Notes) who has not completed the box entitled “Special Issuance Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (B) the box entitled “Special Registration Instructions” on this Letter of Transmittal has not been completed.

3. Special Issuance Instructions.

Tendering noteholders may request that Restricted Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Restricted Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, an IRS Form W-8BEN, an IRS Form W-8ECI, or an IRS Form W-8IMY, as applicable.

4. Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Restricted Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Restricted Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Restricted Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

5. Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

6. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Restricted Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Restricted Notes for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Restricted Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

7. Mutilated, Lost, Stolen or Destroyed Restricted Notes.

Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. Withdrawal of Tenders.

Tenders of Restricted Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Restricted Notes to be effective, the exchange agent must receive a valid withdrawal request through the Automated Tender Offer Program (ATOP) system from the tendering DTC participant before 5:00 p.m., New York City time, on the Expiration Date. Any such request for withdrawal must include the VOI number of the tender to be withdrawn and the name of the ultimate beneficial owner of the related Restricted Notes in order that such notes may be withdrawn. Properly withdrawn Restricted Notes may be re-tendered by following the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Restricted Notes” at any time on or before 5:00 p.m., New York City time, on the Expiration Date.

Any Restricted Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Restricted Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be rendered by following the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Restricted Notes” at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Restricted Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

9. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

Each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current U.S. federal income tax law, a holder of Exchange Notes is required to provide the Company (as payor) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Exchange Notes. If a holder of Exchange Notes is an individual, the TIN is such holder’s social security number. If the Company is not provided with the correct taxpayer identification number, a holder of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

Certain holders of Exchange Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt U.S. holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign holder may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate IRS Form W-8 (e.g., IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder’s exempt status. The appropriate IRS Form W-8 can be obtained from the IRS website (http://www.irs.gov) or requested from the Exchange Agent. See the enclosed Substitute Form W-9 and the accompanying instructions for additional instructions.

If backup withholding applies, the Company is required to withhold 28% of any “reportable payment” made to the holder of Exchange Notes or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding with respect to any payments received in respect of the Exchange Notes, each prospective U.S. holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN), that such prospective holder is a U.S. person (as defined in Section 7701(a)(30) of the Internal Revenue Code, including a U.S. resident alien), and that (A) such prospective holder is exempt from backup withholding, (B) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption. If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the Company by the time of payment, the Company must backup withhold 28% of the payments made to such holder.

What Number to Give the Exchange Agent

The prospective U.S. holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective U.S. record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Substitute Form W-9 and accompanying instructions for additional guidance regarding which number to report.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax
	classification (required):	☐	Individual/sole Proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐ Limited liability company. Enter the tax classification (C = C corporation, S = S corporation, P = partnership) ▶ ☐ Other (see instructions) ▶										☐	Exempt payee
Address (number, street, and apt. or suite no.)
	City, state, and ZIP code							Requester’s name and address (optional)
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 1-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 1-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.